                                                                   Exhibit 10.14

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          This Amendment to Employment Agreement by and among John P. Driscoll (the "Executive"), BSB Bancorp, Inc. (the "Corporation"), a Delaware corporation, and BSB Bank & Trust Company, a New York-chartered commercial bank (the "Bank"), is entered into this 31st day of May, 2000, effective as of March 27, 2000.

          WHEREAS, the parties have entered into an Employment Agreement dated as of January 25, 1999 (the "Employment Agreement");

          WHEREAS, at a meeting on March 27, 2000, the boards of directors of the Corporation and the Bank (collectively, the "Employers") approved and authorized amendments to the Employment Agreement to extend the term thereof to March 31, 2002 and to require the Employers to obtain the express agreement of any acquiror to assume the Employment Agreement in connection with any acquisition transaction involving the Employers; and

          WHEREAS, the parties desire to amend the Employment Agreement to implement the amendments approved by the boards of directors of the Employers at such meeting;

          NOW, THEREFORE, the Employers and the Executive hereby agree that the Employment Agreement shall be amended as follows:

          1. Section 5 of the Employment Agreement is amended to substitute "March 31, 2002" for "December 31, 2001".

          2. Section 12 of the Employment Agreement is amended to add a new subsection 12(i) at the end thereof, to read as follows:

          (i) Express Agreement of Successor Required.  The Employers will
              ---------------------------------------
          require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Employers to expressly agree to honor this Agreement without modification and to perform the respective obligations of the Employers hereunder.

          3. In all other respects, the Employment Agreement shall remain in full force and effect.
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          IN WITNESS WHEREOF, the parties have executed this Amendment to
Employment Agreement effective as of the date first above written.


                                    BSB BANCORP, INC.

ATTEST:  /s/ Larry G. Denniston       By:      /s/ Thomas L. Thorn
         ----------------------              -------------------------------
             Larry G. Denniston                    Thomas L. Thorn
             (Secretary)                           Acting President and
                                                   Chief Executive Officer



                                      BSB BANK & TRUST COMPANY


ATTEST:  /s/ Larry G. Denniston       By:      /s/ Thomas L. Thorn
         ----------------------              --------------------------------
             Larry G. Denniston                    Thomas L. Thorn
             (Secretary)                           Acting President and
                                                   Chief Executive Officer
EXECUTIVE
                                               /s/ John P. Driscoll
                                          -----------------------------------
                                                     John P. Driscoll